EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, being the Chief Executive Officer of Calibre Mining Corp. (the “Company”) hereby certifies that to the best of my knowledge:

1.

The Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2007 (the “Report”) which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as at, and for the fiscal year ended on, December 31, 2007.

Date: May 5, 2008
(signed) “Robert Brown”

Name: Robert Brown
Title: Chief Executive Officer

This certification is being furnished solely to accompany this Report pursuant to 18 U.S.C. Section 1350, and is not being filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise, and is not to be incorporated by reference into any filing of the Company unless such incorporation is expressly referenced within.